UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2016

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street,

San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-195697) filed by Wells Fargo & Company with the Securities and Exchange Commission.

On October 31, 2016, Wells Fargo & Company issued $2,000,000,000 Floating Rate Notes Due October 31, 2023 (the “Notes”).

The purpose of this Current Report is to file with the Securities and Exchange Commission (i) the Underwriting Agreements for the Notes, (ii) the form of Notes and (iii) the opinion of Faegre Baker Daniels LLP regarding the Notes.

(d)	Exhibit

1.1	Underwriting Agreement dated October 24, 2016 between the Company and the Underwriters named therein.

4.1	Form of Floating Rate Note Due October 31, 2023.

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.

23.1	Consent of Faegre Baker Daniels LLP. (included as part of Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 31, 2016	WELLS FARGO & COMPANY

	By	/s/ Barbara S. Brett
Barbara S. Brett
Senior Vice President and Assistant Treasurer

Index to Exhibits

Exhibit No.	Description	Method of Filing

1.1	Underwriting Agreement dated October 24, 2016 between the Company and the Underwriters named therein.	Electronic Transmission

4.1	Form of Floating Rate Note Due October 31, 2023.	Electronic Transmission

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.	Electronic Transmission

23.1	Consent of Faegre Baker Daniels LLP. (included as part of Exhibit 5.1)